UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2011

BERGIO INTERNATIONAL, INC.
 (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-150029	27-1338257
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION)

12 Daniel Road
East Fairfield, NJ  07004
(Address of principal executive offices) (Zip Code)

(973) 227-3230
Registrant's telephone number, including area code:

N/A
(Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01 Other Events

Effective July 8, 2011, Bergio International Inc.’s (the “Company”) common stock was duel listed on Bürse Berlin AG (the “Berlin Exchange”) with the trading symbol BGN.  The Company’s common stock will also continue to be quoted on the Over the Counter Bulletin Board (“OTCBB”) with the symbol BRGO.

The listing of the Company’s common stock on the Berlin Exchange provides an additional venue for European investors to trade the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERGIO INTERNATIONAL, INC.

Date: July 8, 2011
By: /s/ Berge Abajian
        Berge Abajian
        Chief Executive Officer